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Exhibit 10.2


                                  May 14, 2002

VIA FACSIMILE AND FEDERAL EXPRESS
Mr. Steven W. Sweet
4512 West 125th Street
Leawood, KS 66209

     RE:  THE SPECTRANETICS CORPORATION (THE "COMPANY")


Dear Mr. Sweet:

     Reference is hereby made to (1) the letter addressed to you to which the undersigned were parties, dated May 3, 2002 (the "Letter"), and (2) the Schedule 13D, to which the undersigned were signatories (the "13D Group"), which was filed with the Securities and Exchange Commission (the "SEC") on May 13, 2002 (the "Schedule 13D").

     Please be advised that, effective immediately, the undersigned hereby withdraw from (1) the Letter, (2) the 13D Group and (3) the Steven W. Sweet proxy solicitation group (the "Sweet Solicitation Group"). We have instructed our counsel to file an amended Schedule 13D/A removing us from the 13D Group, as soon as possible. We hereby instruct you to remove all references to the undersigned in the Sweet Proxy Statement and related proxy solicitation materials to be filed with the SEC, except to the extent necessary to disclose the actions taken by the undersigned in this letter.

     The undersigned are committed to performing their duties as officers and employees of the Company and believe that is in the best interests of the Company and its employees, customers and stockholders for the undersigned to remain neutral at this time with respect to the matters to be voted upon at the Annual Meeting of Stockholders of the Company, scheduled for June 4, 2002.

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     Thank you for your prompt attention to these matters.

Very truly yours,

BRUCE E. ROSS                           CHRISTOPHER REISER


/s/ BRUCE E. ROSS                       /s/ CHRISTOPHER REISER
--------------------------------        --------------------------------
Vice President, Sales, Marketing        Vice President, Technology
and Service                             and Clinical Research



LAWRENCE E. MARTEL, JR.                 ADRIAN E. ELFE


/s/ LAWRENCE E. MARTEL, JR.             /s/ ADRIAN E. ELFE
--------------------------------        --------------------------------
Vice President, Operations              Vice President, Quality Assurance
                                        and Regulatory Affairs


cc:  John L. Ruppert, Esq.
     Doug Wright, Esq.